UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 26, 2014 (March 26, 2014)

HSBC USA INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland	1-7436	13-2764867
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

452 Fifth Avenue

New York, New York, 10018

(Address of Principal Executive Offices, Including Zip Code)

(212) 525-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 26, 2014, HSBC North America Holdings Inc. (“HSBC North America”), the indirect parent company of HSBC USA Inc., announced that the Board of Governors of the Federal Reserve System had informed HSBC North America, that it did not object to HSBC North America’s capital actions but, that it did object to its capital plan submitted for the 2014 Comprehensive Capital Analysis and Review due to weaknesses in its capital planning processes. HSBC North America will be required to resubmit its capital plan incorporating enhancements to its processes.

A copy of HSBC North America’s press release is attached as exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated March 26, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA Inc.

	By:	/s/ Steven G. Ekert

	Name:	Steven G. Ekert
	Title:	Senior Executive Vice President, Chief Risk Officer
Date: March 26, 2014

Index to Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated March 26, 2014